                                NORDSTROM CREDIT, INC.


                                          TO


                     NORWEST BANK COLORADO, NATIONAL ASSOCIATION
                                       TRUSTEE




                         ------------------------------------



                                      INDENTURE



                         ------------------------------------






                            Dated as of April 22, 1997

    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of April 22, 1997.


       Trust Indenture
       Act Section                                         Indenture Section
       ---------------                                     -----------------

       Section  310(a)(1)                                  609
                     (a)(2)                                609
                     (a)(3)                                Not Applicable
                     (a)(4)                                Not Applicable
                     (b)                                   608
                                                           610
       Section  311(a)                                     613(a)
                     (b)                                   613(b)
                     (b)(2)                                703(a)(2)
                                                           703(b)
       Section  312(a)                                     701
                     (b)                                   702(a)
                     (c)                                   702(b)
                                                           702(c)
       Section  313(a)                                     703(b)
                     (b)                                   703(b)
                     (c)                                   703(a), 703(b)
                     (d)                                   703(c)
       Section  314(a)                                     704
                     (b)                                   Not Applicable
                     (c)(1)                                102
                     (c)(2)                                102
                     (c)(3)                                Not Applicable
                     (d)                                   Not Applicable
                     (e)                                   102
       Section  315(a)                                     601(a)
                     (b)                                   602
                                                           703(a)(6)
                     (c)                                   601(b)
                     (d)                                   601(c)
                     (d)(1)                                601(a)(1)
                     (d)(2)                                601(c)(2)
                     (d)(3)                                601(c)(3)
                     (e)                                   514
       Section  316(a)                                     101
                     (a)(1)(A)                             502
                                                           512
                     (a)(1)(B)                             513
                     (a)(2)                                Not Applicable

       Trust Indenture
         Act Section                                       Indenture Section
       ---------------                                     -----------------

                     (b)                                   508
       Section  317(a)(1)                                  503
                     (a)(2)                                504
                     (b)                                   1003
       Section  318(a)                                     107

      NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                  TABLE OF CONTENTS


                                                                            PAGE

                                     ARTICLE ONE
               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


     SECTION 101.   Definitions..............................................  1
     SECTION 102.   Compliance Certificates and Opinions.....................  7
     SECTION 103.   Form of Documents Delivered to Trustee...................  8
     SECTION 104.   Acts of Holders..........................................  8
     SECTION 105.   Notices, Etc., to Trustee and Company....................  9
     SECTION 106.   Notice to Holders; Waiver................................ 10
     SECTION 107.   Conflict With Trust Indenture Act........................ 10
     SECTION 108.   Effect of Headings and Table of Contents................. 10
     SECTION 109.   Successors and Assigns................................... 10
     SECTION 110.   Separability Clause...................................... 10
     SECTION 111.   Benefits of Indenture.................................... 11
     SECTION 112.   Governing Law............................................ 11
     SECTION 113.   Legal Holidays........................................... 11

                                     ARTICLE TWO
                                    SECURITY FORMS

     SECTION 201.   Forms Generally. . . . . . . . . . . . . . . . . . . . . .11
     SECTION 202.   Form of Trustee's Certificate of Authentication. . . . . .12
     SECTION 203.   Additional Provisions Required in Global Security. . . . .12

                                    ARTICLE THREE
                                    THE SECURITIES

     SECTION 301.   Amount Unlimited; Issuable in Series . . . . . . . . . . .13
     SECTION 302.   Denominations. . . . . . . . . . . . . . . . . . . . . . .15
     SECTION 303.   Execution, Authentication, Delivery and Dating . . . . . .15
     SECTION 304.   Temporary Securities . . . . . . . . . . . . . . . . . . .16
     SECTION 305.   Registration, Registration of Transfer and Exchange. . . .17
     SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities . . . . .18
     SECTION 307.   Payment of Interest; Interest Rights Preserved . . . . . .19
     SECTION 308.   Persons Deemed Owners. . . . . . . . . . . . . . . . . . .20
     SECTION 309.   Cancellation . . . . . . . . . . . . . . . . . . . . . . .20
     SECTION 310.   Computation of Interest. . . . . . . . . . . . . . . . . .21

                                     ARTICLE FOUR
                                DISCHARGE OF INDENTURE

     SECTION 401.   Termination of Company's Obligations . . . . . . . . . . .21
     SECTION 402.   Application of Trust Money . . . . . . . . . . . . . . . .24
     SECTION 403.   Repayment to Company . . . . . . . . . . . . . . . . . . .24
     SECTION 404.   Reinstatement. . . . . . . . . . . . . . . . . . . . . . .24

                                     ARTICLE FIVE
                                       REMEDIES

     SECTION 501.   Events of Default. . . . . . . . . . . . . . . . . . . . .24
     SECTION 502.   Acceleration of Maturity; Rescission and Annulment . . . .27
     SECTION 503.   Collection of Indebtedness and Suits for Enforcement by
                    Trustee. . . . . . . . . . . . . . . . . . . . . . . . . .27
     SECTION 504.   Trustee May File Proofs of Claim . . . . . . . . . . . . .28
     SECTION 505.   Trustee May Enforce Claims Without Possession of
                    Securities . . . . . . . . . . . . . . . . . . . . . . . .29
     SECTION 506.   Application of Money Collected . . . . . . . . . . . . . .29
     SECTION 507.   Limitation on Suits. . . . . . . . . . . . . . . . . . . .30
     SECTION 508.   Unconditional Right of Holders to Receive Principal,
                    Premium and Interest . . . . . . . . . . . . . . . . . . .31
     SECTION 509.   Restoration of Rights and Remedies . . . . . . . . . . . .31
     SECTION 510.   Rights and Remedies Cumulative . . . . . . . . . . . . . .31
     SECTION 511.   Delay or Omission Not Waiver . . . . . . . . . . . . . . .32
     SECTION 512.   Control by Holders . . . . . . . . . . . . . . . . . . . .32
     SECTION 513.   Waiver of Past Defaults. . . . . . . . . . . . . . . . . .33
     SECTION 514.   Undertaking for Costs. . . . . . . . . . . . . . . . . . .33
     SECTION 515.   Waiver of Stay or Extension Laws . . . . . . . . . . . . .34

                                     ARTICLE SIX
                                     THE TRUSTEE

     SECTION 601.   Certain Duties and Responsibilities. . . . . . . . . . . .34
     SECTION 602.   Notice of Defaults . . . . . . . . . . . . . . . . . . . .35
     SECTION 603.   Certain Rights of Trustee. . . . . . . . . . . . . . . . .35
     SECTION 604.   Not Responsible for Recitals or Issuance of Securities . .36
     SECTION 605.   May Hold Securities. . . . . . . . . . . . . . . . . . . .37
     SECTION 606.   Money Held in Trust. . . . . . . . . . . . . . . . . . . .37
     SECTION 607.   Compensation and Reimbursement . . . . . . . . . . . . . .37
     SECTION 608.   Disqualification; Conflicting Interests. . . . . . . . . .37
     SECTION 609.   Corporate Trustee Required; Eligibility. . . . . . . . . .42
     SECTION 610.   Resignation and Removal; Appointment of Successor. . . . .43
     SECTION 611.   Acceptance of Appointment by Successor . . . . . . . . . .44

     SECTION 612.   Merger, Conversion, Consolidation or Succession to
                    Business . . . . . . . . . . . . . . . . . . . . . . . . .45
     SECTION 613.   Preferential Collection of Claims Against Company. . . . .46
     SECTION 614.   Appointment of Authenticating Agent. . . . . . . . . . . .49

                                    ARTICLE SEVEN
                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

     SECTION 701.   Company to Furnish Trustee Names and Addresses of
                    Holders. . . . . . . . . . . . . . . . . . . . . . . . . .51
     SECTION 702.   Preservation of Information; Communications to Holders . .51
     SECTION 703.   Reports by Trustee . . . . . . . . . . . . . . . . . . . .53
     SECTION 704.   Reports by Company . . . . . . . . . . . . . . . . . . . .53

                                    ARTICLE EIGHT
                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

     SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms . . .54
     SECTION 802.   Successor Corporation Substituted. . . . . . . . . . . . .55

                                     ARTICLE NINE
                               SUPPLEMENTAL INDENTURES

     SECTION 901.   Supplemental Indentures Without Consent of Holders . . . .55
     SECTION 902.   Supplemental Indentures with Consent of Holders. . . . . .56
     SECTION 903.   Execution of Supplemental Indentures . . . . . . . . . . .57
     SECTION 904.   Effect of Supplemental Indentures. . . . . . . . . . . . .58
     SECTION 905.   Conformity with Trust Indenture Act. . . . . . . . . . . .58
     SECTION 906.   Reference in Securities to Supplemental Indentures . . . .58

                                     ARTICLE TEN
                                      COVENANTS

     SECTION 1001.  Payment of Principal, Premium and Interest . . . . . . . .58
     SECTION 1002.  Maintenance of Office or Agency. . . . . . . . . . . . . .58
     SECTION 1003.  Money for Securities Payments to be Held in Trust. . . . .59
     SECTION 1004.  Corporate Existence. . . . . . . . . . . . . . . . . . . .60
     SECTION 1005.  Restrictions on Liens and Encumbrances . . . . . . . . . .60
     SECTION 1006.  Investment Agreement . . . . . . . . . . . . . . . . . . .62
     SECTION 1007.  Statement as to Compliance . . . . . . . . . . . . . . . .62
     SECTION 1008.  Waiver of Certain Covenants. . . . . . . . . . . . . . . .62

                                    ARTICLE ELEVEN
                               REDEMPTION OF SECURITIES

     SECTION 1101.  Applicability of Article . . . . . . . . . . . . . . . . .62

     SECTION 1102.  Election to Redeem; Notice to Trustee. . . . . . . . . . .62
     SECTION 1103.  Selection by Trustee of Securities to be Redeemed. . . . .63
     SECTION 1104.  Notice of Redemption . . . . . . . . . . . . . . . . . . .63
     SECTION 1105.  Deposit of Redemption Price. . . . . . . . . . . . . . . .64
     SECTION 1106.  Securities Payable on Redemption Date. . . . . . . . . . .64
     SECTION 1107.  Securities Redeemed in Part. . . . . . . . . . . . . . . .65

                                    ARTICLE TWELVE
                                    SINKING FUNDS

     SECTION 1201.  Applicability of Article . . . . . . . . . . . . . . . . .65
     SECTION 1202.  Satisfaction of Sinking Fund Payments with
                    Securities . . . . . . . . . . . . . . . . . . . . . . . .65
     SECTION 1203.  Redemption of Securities for Sinking Fund. . . . . . . . .66

     INDENTURE, dated as of April 22, 1997, between Nordstrom Credit, Inc., a corporation duly organized and existing under the laws of the State of Colorado (herein called the "Company"), having its principal office at 13531 East Caley Avenue, Englewood, Colorado 80111, and Norwest Bank Colorado, National Association, a national banking association duly organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").

                               RECITALS OF THE COMPANY

     The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

     All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                     ARTICLE ONE
               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined herein have the meanings assigned to them in this Indenture;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them from time to time in accordance with generally accepted accounting principles; and

          (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision.

     Certain terms, used principally in Article Six, are defined in that Article.

     "Act," when used with respect to any Holder, has the meaning specified in
Section 104.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law to close.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor corporation.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board or a Co-Chairman, its President or a Vice President, and by its Treasurer or an Assistant Treasurer, its Controller or an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Consolidated Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

     "Consolidated Restricted Subsidiary" means a Restricted Subsidiary of the Company whose financial statements are included in the most recent annual consolidated financial statements of the Company and its Subsidiaries.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, except that with respect to the presentation of Securities for payment or for registration of transfer or exchange and the location of the Security Registrar, such term means the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

     "corporation" includes corporations, associations, companies and business trusts.

     "Defaulted Interest" has the meaning specified in Section 307.

     "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301.

     "Eligible Instruments" means U.S. Government Obligations which are deemed eligible under Statement of Financial Accounting Standards No. 76, Extinguishment of Debt, as amended from time to time, or any successor statement or pronouncement.

     "Event of Default" has the meaning specified in Section 501.

     "Global Security" and "Global Securities" mean a Security or Securities evidencing all or part of a series of Securities, issued to the Depositary for such Series or its nominee, and registered in the name of such Depositary or its nominee.

     "Holder" means a Person in whose name a Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include any Officers' Certificates setting forth the form and terms of particular series of Securities as contemplated by Sections 201 and 301.

     "Interest," when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "Investment Agreement," means the Investment Agreement dated as of October 8, 1984, between the Company and Nordstrom, as the same may be amended or supplemented from time to time.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of option for repayment or otherwise.

     "Nordstrom" means Nordstrom, Inc., a Washington corporation, and any successor corporation.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board or a Co-Chairman, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be regular counsel for the Company, or may be other counsel acceptable to the Trustee.

     "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

               (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

               (ii) Securities or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

               (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

     provided, however that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, (ii) the principal amount of a Security denominated in a foreign currency or a composite currency shall be the U.S. dollar equivalent, determined on the date of original issuance of such Security by the Company in good faith, of the principal amount of such Security (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent, determined on the date of original issuance of such Security by the Company in good faith, of the amount determined as provided in (i) above), of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Security on behalf of the Company.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified as contemplated in Section 301 or, if not so specified, as specified in
Section 1002.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Property" means all tangible and intangible property of the Company and any Restricted Subsidiary, including all rights in and to any such property and any accounts (including installment payment accounts and accounts receivable) owned by the Company or any Restricted Subsidiary.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

     "Repayment Date," when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the date fixed for such repayment pursuant to this Indenture.

     "Repayment Price," when used with respect to any Security to be repaid upon exercise of option for repayment by the Holder, means the price at which it is to be repaid pursuant to this Indenture.

     "Responsible Officer," when used with respect to the Trustee, means the Chairman or any Vice Chairman of the board of directors, the Chairman or any Vice Chairman of the executive committee of the board of directors, the Chairman of the trust committee, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller or any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Subsidiary" means as to a particular parent corporation, any Subsidiary organized under the laws of the United States of America or any state thereof, and having substantially all of its assets located within, and operating substantially entirely within, the present 50 states of the United States, except a Subsidiary may be designated as an unrestricted Subsidiary by the Board of Directors of the Company, provided that at the time of such designation there exists no Event of Default which has not been cured or waived, and the Company could incur at least $1.00 of additional Debt under Section 1005 after giving effect to such designation. Notice of such designation shall be given to the Trustee.

     "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in
Section 905.

     "U.S. Government Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligations or a specific payment of principal of or interest on any such U.S. Government Obligations held by such custodian for the account of the holder of such depositary receipt provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian with respect to the U.S. Government Obligations or the specific payment of principal of or interest on the U.S. Government Obligations evidenced by such depositary receipt.

     "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number of a word or words added before or after the title "vice president."

SECTION 102.   Compliance Certificates and Opinions.

     Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto:

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based:

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant as been complied with.

SECTION 103.   Form of Documents Delivered to Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.   Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders (or Holders of any series) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing or by any Person duly authorized by means of any written certification, proxy or other authorization furnished by a Depositary; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or, in the case of the Depositary, furnishing the written certification, proxy or other authorization pursuant to which such instrument, or instruments, is signed. Proof of execution of any such instrument or of a writing appointing any such agent or authorizing any such Person or any such written certification or proxy shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient and the Trustee may in any instance require proof with respect to any of the matters referred to in this Section.

     (c)  The ownership of Securities shall be proved by the Security Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.   Notices, Etc., to Trustee and Company.

     Except as otherwise specifically provided herein, any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Escrow Services, or

          (2) The Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-call postage prepaid, to the Company addressed to the attention of its Secretary at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.   Notice to Holders; Waiver.

     Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed in the manner prescribed by this Indenture shall be conclusively presumed to have been duly given whether or not received by any particular Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.   Conflict With Trust Indenture Act.

     If any provision hereof limits, qualifies or conflicts with any of the duties imposed by operation of Section 318(c) of the Trust Indenture Act, the imposed duties shall control.

SECTION 108.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.   Successors and Assigns.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.   Separability Clause.

     In case any provision of this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.   Benefits of Indenture.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar, or any Authenticating Agent and their respective successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.   Governing Law.

     This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Colorado.

SECTION 113.   Legal Holidays.

     In any case where any Interest Payment Date, Redemption Date, the Stated Maturity of any Security or any date upon which any Defaulted Interest is proposed to be paid shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, at the Stated Maturity, or on the date for payment of Defaulted Interest, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                     ARTICLE TWO
                                    SECURITY FORMS

SECTION 201.   Forms Generally.

     The Securities of each series shall be in substantially the form as shall be established in or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, an appropriate Officers' Certificate setting forth such form together with a copy of the Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

     The Trustee's certificate of authentication shall be in substantially the form set forth in this Article.

     The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such securities.

SECTION 202.   Form of Trustee's Certificate of Authentication.

     This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.


                                             NORWEST BANK COLORADO,
                                               NATIONAL ASSOCIATION
                                               as Trustee



                                             By
                                                --------------------------------
                                                      Authorized Officer

SECTION 203.   Additional Provisions Required in Global Security.

     Any Global Security issued hereunder shall bear a legend as follows:

          This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Global Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances hereinafter described and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary.

     In addition, such Global Security shall contain the following provision:

          This Security is a Global Security and shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Depositary with respect to this Global Security or its nominee only if (x) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for this Global Security or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, (y) the Company executes and delivers to the Trustee a Company Order that this Global Security shall be exchangeable or (z) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Securities. If this

          Global Security is exchangeable pursuant to the preceding sentence it shall be exchangeable for Securities issuable in denominations of $1,000 and any integral multiple thereof (or such other denominations and integral multiples thereof specified as contemplated by
          Section 301), registered in such names as such Depositary shall direct.


                                    ARTICLE THREE
                                    THE SECURITIES

SECTION 301.   Amount Unlimited; Issuable in Series.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

     The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107);

          (3) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable;

          (4) the rate or rates or the method or methods of determining the rate or rates at which the Securities of the series shall bear interest,if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Dates, if any, for the payment of interest on any Interest Payment Date and the rate or rates of interest, if any, payable on overdue installments of interest on or principal of (or premium, if any, on) the Securities of the series;

          (5) if other than as specified in Section 1002, the place or places where the principal of (and premium, if any) and interest, if any, on Securities of the series shall be payable, provided, however, that, at the option of the Company, any interest on the Securities of any series may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register;

          (6) if the Securities of such series are redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) if the amount of payments of principal of and any premium or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (11) the Events of Default with respect to Securities of such series, if not set forth herein;

          (12) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended;

          (13) the currency or currencies, including composite currencies, in which payment of the principal of and any premium and interest on the Securities of the series shall be payable if other than the currency of the United States of America;

          (14) if the principal of and any premium or interest on the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies, including composite currencies, other than that or those in which the Securities are stated to be payable, the currency or currencies in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made; and

          (15) any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the Securities of such series and not inconsistent with the terms of this Indenture.

     All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

     If any of the terms of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

SECTION 302.   Denominations.

     The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 303.   Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board or a Co-Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver to the Trustee or an Authenticating Agent for authentication Securities of any series executed by the Company, together with a Company Order for the authentication and delivery of such Securities and the documents establishing the form and terms of Securities of the series pursuant to Section 201 or 301, and the Trustee or such Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

     (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

     (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

     (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any condition specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company.

     The Trustee or any Authenticating Agent shall have the right to decline to authenticate and deliver any of such Securities if it, being advised by counsel, determines that such activity may not lawfully be taken, or if it, its board of directors, trustees, executive committee, or a trust committee of directors or trustees and/or Vice President, based upon the advice of its counsel, shall determine in good faith that such action would expose it to personal liability to existing Holders.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

SECTION 304.   Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee or an Authenticating Agent, shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency established by the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

SECTION 305.   Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency established by the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the designated office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like tenor, aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged at such office or agency and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar (and, if so required by the Trustee, to the Trustee) duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge to any Holders shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part except the unredeemed portion of any Security being redeemed in part.

     Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, the Global Securities of any series shall be exchangeable, in whole but not in part, pursuant to this Section for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in this paragraph. A Global Security shall be exchangeable pursuant to this Section if (x) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Securities Exchange Act of 1934, as amended, (y) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time or both, would constitute an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities issuable in denominations of $1,000 and any integral multiple thereof (or such other denominations and integral multiples thereof specified as contemplated by Section 301), registered in such names as the Depositary for such Global Security shall direct.

     Notwithstanding any other provision of this Section, a Global Security may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary.

SECTION 306.   Mutilated, Destroyed, Lost and Stolen Securities.

     If there shall be delivered to the Company and the Trustee (and surrendered to the Trustee in the case of a mutilated Security) (i) a mutilated Security or evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee or an Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor, principal amount and Stated Maturity and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.   Payment of Interest; Interest Rights Preserved.

     Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, provided, however, that, at the option of the Company, any interest on the Securities of any series may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special

     Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 308.   Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent, any Authenticating Agent and any other agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, any Paying Agent, any Authenticating Agent nor any other agent of the Company or the Trustee shall be affected by notice to the contrary.

     No holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall impair, as between a Depositary and such holders of beneficial interests, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of any Security.

SECTION 309.   Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the

Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities shall be destroyed by the Trustee and the Trustee shall deliver a certificate of such destruction to the Company, unless the Company by Company Order shall direct that such canceled securities be returned to it, in which case the Trustee shall comply with such Company Order as to certificates not destroyed prior to receipt of such Company Order.

SECTION 310.   Computation of Interest.

     Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year of twelve 30-day months.


                                     ARTICLE FOUR
                                DISCHARGE OF INDENTURE

SECTION 401.   Termination of Company's Obligations.

     (a) The Company may terminate its obligations under the Securities of any series and this Indenture (with respect to such series) if:

          (1) all Securities of such series previously authenticated and delivered (other than destroyed, lost or stolen Securities which have been replaced as provided in Section 306 or Securities which have been paid pursuant to Section 1001, or Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
Section 1003) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

          (2)  all Securities of such series:

            (A)     have become due and payable, or

            (B) will become due and payable at their Stated Maturity within one year, or

            (C) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has

               (i) irrevocably deposited or caused to be deposited with the Trustee or Paying Agent and conveyed all right, title and interest for the benefit of the Holders of Securities of such series, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders of Securities of such series for that purpose, money or U.S. Government Obligations (or any combination thereof) maturing as to principal and interest in such amounts and at such times as are sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) without consideration of any reinvestment of any interest thereon to pay principal of, premium, if any, and interest on the Outstanding Securities of such series to redemption or maturity; PROVIDED, that the Trustee or Paying Agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities of such series (such funds are referred to in this Section 401 as the "defeasance trust funds");

               (ii) paid or caused to be paid all other sums payable hereunder by the Company; and

               (iii) delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with; or

       (3)(A) The Company has irrevocably deposited or caused to be deposited with the Trustee or Paying Agent and conveyed all right, title and interest for the benefit of the Holders of Securities of such series the defeasance trust funds, in accordance with the requirements of clause (2)(i) above;

          (B) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (C) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 501(7) or 501(8) occurs which is continuing at the end of such period;

          (D) such deposit does not constitute a default under any other agreement binding on the Company or its Subsidiaries;

          (E) the Company has paid or caused to be paid all sums then payable by the Company hereunder and under the Securities of such series;

          (F) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with;

          (G) such deposit shall not cause the Trustee to have a conflicting interest for purposes of the Trust Indenture Act with respect to any securities of the Company;

          (H) the Company shall have delivered to the Trustee an Opinion of Counsel stating that neither the Trustee nor the trust fund as a result of such deposit will be an "investment company" required to be registered under the Investment Company Act of 1940, as amended; and

          (I) the Company has elected to be governed by either Section 401(b) or 401(c) below.

     (b) The Company may terminate all of its obligations under this Indenture ("legal defeasance"), with respect to such series of Securities and shall be discharged from such obligations upon compliance by the Company with all of the conditions set forth above in items (A)-(H), inclusive, of clause (3) of
Section 401(a) and upon delivery by the Company to the Trustee of (x) a ruling from the Internal Revenue Service or (y) an Opinion of Counsel, in either case to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred; PROVIDED, HOWEVER, that in the case of either clause (2) or (3) of Section 401(a), (x) the Company's obligations in Sections 305, 306, 308, 403, 404, 601, 603, 607, 610, 611, 612 and 1003 with respect to such series of Securities shall survive until the Securities of such series are no longer outstanding and (y) after the Securities of such series are no longer outstanding, only the Company's obligations in Sections 607, 403 and 404 with respect to such series of Securities shall survive.

     The Company may effect legal defeasance notwithstanding any prior covenant defeasance as set forth in Section 401(c) below.

     (c) The Company may terminate its obligations ("covenant defeasance") under Sections 801(3) and 1004-1006, inclusive, in their entireties, Section 501(4), with respect to violations of Sections 801(3) and 1004-1006, inclusive, and Section 501(5) in its entirety, with respect to such series of Securities and shall be discharged from such obligations upon compliance by the Company with all of the conditions set forth above in items (A)-(H), inclusive, of clause (3) of Section 401(a) and upon delivery by the Company to the Trustee of (x) a ruling from the Internal Revenue Service or (y) an Opinion of Counsel, in either case to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (d) After any irrevocable deposit as specified in Section 401(a), and satisfaction of the applicable conditions set forth in Sections 401(a), (b) or (c), the Trustee, on demand of and at the expense of the Company, shall acknowledge in writing the discharge of the Company's obligations or certain covenants under the Securities of such series, as applicable, and such other appropriate documentation as the Company shall request, and this Indenture with respect thereto except for those surviving obligations specified above.

SECTION 402.   Application of Trust Money.

     The Trustee or Paying Agent shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 401, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Securities of the applicable series.

SECTION 403.   Repayment to Company.

     Subject to Section 401, the Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time including any such excess money as shall result from interest earned on the money or the U.S. Government Obligations held by the Trustee or Paying Agent.

SECTION 404.   Reinstatement.

     If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture (with respect to such series) and the Securities of the applicable series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401; PROVIDED, that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.


                                     ARTICLE FIVE
                                       REMEDIES

SECTION 501.   Events of Default.

     "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (including a default with respect to Securities of any series other than that series) in excess of $5,000,000 determined at the time of such default, or under any capitalized lease under which the Company or any Restricted Subsidiary is obligated to pay in excess of $5,000,000 determined at the time of such default, or under any mortgage, indenture (including this Indenture) or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed in excess of $5,000,000 by the Company or any of its Restricted Subsidiaries, whether such indebtedness or obligation now exists or shall hereafter be created, which default shall be a result of a failure to pay any portion of the principal of such indebtedness, or to pay any portion of such obligation, when due and payable after the expiration of any applicable grace period with respect thereto, or shall have resulted in such indebtedness or obligation becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without such indebtedness or obligation having been discharged or such default having been cured or such acceleration having been rescinded or annulled, within a period of 10 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default and requiring the Company to cause such indebtedness or obligation to be discharged or cause such default to be cured or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee, as such officer assigned to its corporate trust department shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (6) the entry against the Company or a Restricted Subsidiary of a final judgment, decree or order by a court having jurisdiction in the premises for the payment of money in excess of $5,000,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution; provided however, that, subject to the provisions of Sections 601 and 602, the Trustee shall not be deemed to have knowledge of such default unless either
     (i) a Responsible Officer of the Trustee, as such officer assigned to its corporate trust department shall have actual knowledge of such default or
     (ii) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

          (7) the entry by a court having jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (9) Any Event of Default under the Indenture dated as of November 15, 1984 as supplemented by First, Second and Third Supplemental Indentures, dated as of January 15, 1988, June 1, 1989 and October 19, 1990, respectively, between the Company and Norwest Bank Colorado, National Association as Successor Trustee; or


          (10) any other event of Default provided with respect to Securities of such series or any Event of Default under the Indenture dated as of December 15, 1983 between Nordstrom and Wells Fargo Bank, N.A., as Trustee.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion) shall become immediately due and payable.

     At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest, if any, on all Securities of that series,

               (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.   Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if

          (1) default is made in the payment of any interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Security of any series at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series, the whole amount then due and payable on Securities of such series for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated.

     If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal (or with respect to Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such Securities), and premium, if any, and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.   Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  to the payment of all amounts due the Trustee under
     Section 607;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

     In any case where Securities are Outstanding which are denominated in more than one currency, or in a composite currency and at least one other currency, and the Trustee is directed to make ratable payments under this Section to Holders of such Securities, the Trustee shall calculate the amount of such payments as follows: (i) as of the day the Trustee collects an amount under this Article, the Trustee shall, as to each Holder of a Security to whom an amount is due and payable under this Section which is denominated in a foreign currency or a composite currency, determine that amount of U.S. dollars that would be obtained for the amount owing such Holder, using the rate of exchange at which in accordance with its normal banking procedures the Trustee could purchase in The City of Denver U.S. dollars with such amount owing;
(ii) calculate the sum of all U.S. dollar amounts determined under (i) and add thereto any amounts due and payable in U.S. dollars; and (iii) using the individual amounts determined in (i) or any individual amounts due and payable in U.S. dollars, as the case may be, as a numerator and the sum calculated in
(ii) as a denominator, calculate as to each Holder of a Security to whom an amount is owed under this Section the fraction of the amount collected under this Article payable to such Holder. Any expenses incurred by the Trustee in actually converting amounts owing Holders of Securities denominated in a currency or composite currency other than that in which any amount is collected under this Article shall be likewise (in accordance with this paragraph) borne ratably by all Holders of Securities to whom amounts are payable under this Section.

     To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, or any premium or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with its normal banking procedures the Trustee could purchase in The City of Denver the Required Currency with the Judgment Currency on the Business Day preceding that on which final judgment is given. The Company shall not be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

SECTION 507.   Limitation on Suits.

     No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder or to obtain or to seek to obtain priority or preference over any other Holder or to enforce any right under this Indenture except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of such series.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.   Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.   Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy
herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.   Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holder on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; PROVIDED, that unless the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

SECTION 513.   Waiver of Past Defaults.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

          (1) in the payment of the principal of (or premium, if any, or interest, if any, on any Security of such series, or

          (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

     With respect to any series of Securities, the Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, or to retract (prior to the requisite percentage for such waiver to become effective having been obtained) any such waiver previously given, whether or not such Holders remain Holders after such record date; provided, that such waiver shall be effected no later than the 90th day after such record date.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees at trial and on appeal, against any party litigant in such suit having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.   Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                     ARTICLE SIX
                                     THE TRUSTEE


SECTION 601.   Certain Duties and Responsibilities.

     (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

          (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.   Notice of Defaults.

     Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 603.   Certain Rights of Trustee.

     Subject to the provisions of Section 601:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed and presented by the proper party or parties;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney, including any Authenticating Agent, appointed with due care by it hereunder.

SECTION 604.   Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605.   May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in their individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.   Money Held in Trust.

     Money held by the Trustee or any Paying Agent in the trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall have any liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.   Compensation and Reimbursement.

     The Company agrees

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

SECTION 608.   Disqualification; Conflicting Interests.

     (a) If the Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner and with the effect hereinafter specified in this Article.

     (b) In the event that the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure.

     (c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if

          (1) the Trustee is trustee under this Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities or certificates of interest or participation in any other securities of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Indenture, provided that there shall be excluded from the operation of this paragraph this Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

               (i) this Indenture and such other indenture or indentures are wholly unsecured and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 305(b) or Section 307(c) of the Trust Indenture Act that differences exist between the provisions of this Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

               (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

          (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

          (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with the Company;

          (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter

(other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer, or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depositary, or in any other similar capacity, or, subject to the provisions of paragraph (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

          (5) 10% or more of the voting securities of the Trustee is beneficially owned either by the Company or by any director, partner or executive officer thereof, or 20% or more of such voting securities is beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

          (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

          (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

          (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security of any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company; or

          (9) the Trustee owns, on the date of default with respect to the Securities of any series or any anniversary of such default while such default remains outstanding in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraph (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default with respect to the Securities of any series and annually each succeeding year that such default continues, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest, if any, on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection with respect to Securities of such series; or

          (10) except under the circumstances described in paragraphs (1), (3),
(4), (5) or (6) of Section 311(b) of the Trust Indenture Act, the Trustee shall be or shall become a creditor of the Company.

     In determining whether the Trustee has a conflicting interest with respect to any series of Securities under this Subsection, each other series of Securities will be treated as having been issued under an indenture other than this Indenture.

     The specification of percentages in paragraphs (5) through (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraph (3) or (7) of this Subsection.

     For the purposes of paragraph (1) of this Subsection, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the indenture trustee, or otherwise take action pursuant to a vote of such holders, separately from holders of another such series; provided that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

     For the purposes of paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay moneys lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be "in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause (ii) above, or (B) any security which it holds as collateral security under this Indenture, irrespective of any default hereunder, or (C) any security which it holds as agent for collection, or as custodian, escrow agent or depositary, or in any similar representative capacity.

     (d)  For the purposes of this Section:

          (1) The term "underwriter," when used with reference to the Company, means every person who, within one year prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission.

          (2) The term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

          (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

          (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

          (5)  The term "Company" means any obligor upon the Securities.

          (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

     (e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

          (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as a "person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

          (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

          (3) The term "amount," when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

          (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

               (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

               (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

               (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

               (iv) securities held in escrow if placed in escrow by the issuer thereof; provided, however, that any voting securities of an issuer shall be deemed outstanding if any Person other than the issuer is entitled to exercise the voting rights thereof.

          (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes; and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

SECTION 609.   Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.   Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee or Trustees pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee or Trustees in accordance with the applicable requirements of Section 611.

     (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

     (d) If at any time the Trustee shall fail to comply with Section 608(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, the Company by a Board Resolution may remove the Trustee with respect to the Securities of such series or, subject to Section 514, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Securities of such series and the appointment of a successor Trustee.

     (e)  If at any time:

          (1) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to
Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of the Securities of such series and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 611.   Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee with respect to all series of Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges due hereunder, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject to the lien provided in Section 607.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates,
(2) if the retiring Trustee is not retiring with respect to all series of Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.   Merger, Conversion, Consolidation or Succession to Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.   Preferential Collection of Claims Against Company.

     (a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

          (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

Nothing herein contained, however, shall affect the right of the Trustee:

               (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law;

               (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three month period;

               (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

               (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

     For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

     If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

     Any Trustee which has resigned or been removed after the beginning of such three month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three month period it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

               (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three month period; and

               (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

     (b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

          (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

          (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, escrow agent, paying agent, fiscal agent or depositary, or other similar capacity;

          (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

          (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

          (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

     (c)  For the purposes of this Section only;

          (1) the term "default" means any failure to make payment in full of the principal of (or premium, if any) or interest, if any, on any of the Securities or upon the other indenture securities when and as such principal (or premium, if any) or interest, if any, becomes due and payable;

          (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in the special account provided for in this Section;

          (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

          (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

          (5)  the term "Company" means any obligor upon the Securities; and

          (6) the term "Federal Bankruptcy Code" means the United States Bankruptcy Code or Title 11 of the United States Code.

SECTION 614.   Appointment of Authenticating Agent.

     At any time from and after the execution of this Indenture the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate and deliver Securities of such series with respect to which it has been so designated, and Securities so authenticated and delivered shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign with respect to one or more series of Securities at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent with respect to one or more series of Securities by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with the provisions of Section 607. The provisions of Section 104, 111, 603 and 604 shall be applicable to any Authenticating Agent.

     Pursuant to each appointment made under this Section, the Securities of each series covered by such appointment may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

     This is one of the Securities, of the series designated herein, issued under the within-mentioned Indenture.


                                       NORWEST BANK COLORADO,
                                        NATIONAL ASSOCIATION
                                        as Trustee


                                       By         (Print Name)
                                         ---------------------------------------
                                         as Authenticating Agent for the Trustee

                                        Its
                                           -------------------------------------


                                       By
                                         ---------------------------------------
                                                  Authorized Officer

                                    ARTICLE SEVEN
                  HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.   Company to Furnish Trustee Names and Addresses of Holders.

     The Company will furnish or cause to be furnished to the Trustee with respect to the Securities of each series (a) semi-annually, either (i) not later than June 30 and December 31 in each year in the case of Original Issue Discount Securities which by their terms bear interest only after Maturity, or (ii) not later than 15 days after each Regular Record Date in the case of Securities of any other series, if and so long as Securities of such series are Outstanding, and (b) at such other times as the Trustee may request in writing within 30 days after receipt by the Company of such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee as to the names and addresses of the Holders obtained since the date as of which the next previous list, if any was furnished; provided, however, that any such list may exclude names and addresses received by the Trustee in its capacity as Security Registrar if it shall be so acting. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date.

SECTION 702.   Preservation of Information; Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent, if so acting.

     The Trustee may (i) destroy any list furnished to it as provided in
Section 701 upon receipt of a new complete list so furnished, (ii) destroy any information received by it as Paying

Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after June 30 and December 31 of each year, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, and
(iii) destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new complete list so delivered.

     (b) If three of more Holders of Securities of a series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

               (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

               (ii) inform such applicants as to the approximate number of Holders of Securities of such series or all Securities as the case may be whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall upon the written request of such applicants mail to each Holder of Securities of such series or all Securities as the case may be whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of Securities of such series or all Securities as the case may be or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor the Security Registrar nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of Holders in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

SECTION 703.   Reports by Trustee.

     Within 60 days after each May 15, beginning with May 15, 1998, the Trustee shall mail to each Holder as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 that complies with
Section 313(a) of the Trust Indenture Act, if required by Section 313(a) of the Trust Indenture Act.

SECTION 704.   Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required to be so transmitted by rules and regulations prescribed from time to time hereafter by the Commission; and

          (4) furnish to the Trustee, not less often than annually, a certificate from the principal executive officer, principal financial officer or principal accounting officer of the

Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


                                    ARTICLE EIGHT
                 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.   Company May Consolidate, Etc., Only on Certain Terms.

     The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or to convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and asserts substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or the Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

          (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by Section 1005, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 802.   Successor Corporation Substituted.

Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the Company (which term for this purpose shall mean the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article) shall be relieved of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.


                                     ARTICLE NINE
                               SUPPLEMENTAL INDENTURES

SECTION 901.   Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holder, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

          (3)  to add any additional Events of Default; or

          (4) to add to or change or eliminate any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; or

          (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (6)  to secure the Securities pursuant to the requirements of
Section 1005 or otherwise; or

          (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

          (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
Section 611(b); or

          (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities or any series in any material respect.

SECTION 902.   Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or modify the manner of determination of the rate of interest thereon so as to affect adversely the interest of such Holder or reduce the amount of the principal of the Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

          (3)  modify any of the provisions of this Section, Section 513 or
Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the "Trustee" and concomitant changes in this Section and Section 1007, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; PROVIDED, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.   Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that such supplemental indenture, when executed and delivered by the Company, will constitute a valid and binding obligation of the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.   Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.   Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 906.   Reference in Securities to Supplemental Indentures.

     Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent in exchange for Outstanding Securities of such series.

                                     ARTICLE TEN
                                      COVENANTS

SECTION 1001.  Payment of Principal, Premium and Interest.

     The Company covenants and agrees that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Securities of each series in accordance with the terms of the Securities of such series and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

     The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served, provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. With respect to the Securities of any series such office or agency and each Place of Payment shall be as specified as contemplated in Section 301. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the

Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such office or agency.

SECTION 1003.  Money for Securities Payments to be Held in Trust.

     If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its actions or failure so to act.

     Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities of that series; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee and the principal and interest received on Eligible Instruments deposited with the Trustee, or any money deposited with any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in each Place of Payment with respect to Securities of such series, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company.

SECTION 1004.  Corporate Existence.

     Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

SECTION 1005.  Restrictions on Liens and Encumbrances.

     After the date hereof, the Company will not itself, and will not permit any Restricted Subsidiary to, create, incur, issue, assume, become liable for, directly or indirectly, absolutely or contingently, or guarantee any loans, including obligations created or arising under any conditional sale, financing lease or other title retention agreement and obligations to pay for property, whether or not evidenced by negotiable instruments or securities, or any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (such loans, and such notes, bonds, debentures or other similar evidences of indebtedness for money borrowed being hereinafter in this Section 1005 called "Debt"), secured by pledge of, or mortgage or lien on, any Property of the Company of any Restricted Subsidiary or any shares of capital stock or of

Debt of any Restricted Subsidiary (such mortgages, pledges and liens being hereinafter in this Section 1005 called "Mortgage" or "Mortgages"), without effectively providing that the Securities (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all Debt secured by Mortgages of the Company and its Restricted Subsidiaries would not exceed 15% of Consolidated Assets; provided, however, that this Section 1005 shall not apply to, and there shall be excluded from Debt secured by Mortgages in any computation under this Section 1005, Debt secured by:

          (1) Mortgages existing as of the date of this Indenture and securing indebtedness for money borrowed existing as of the date of this Indenture;

          (2) Mortgages on property of, or on any shares of capital stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

          (3)  Mortgages in favor of the Company or any Restricted Subsidiary;

          (4) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provision of any statute;

          (5) Mortgages on property, shares of capital stock or Debt existing at the time of acquisition thereof, or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of capital stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon;

          (6) Mortgages securing obligations issued by a State, territory or possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the acquisition or construction of property, and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includable in gross income of the holder by reason of
Section 103(a)(1) of the Internal Revenue Code of 1986, as amended (or any successor to such provision) as in effect at the time of the issuance of such obligations; or

          (7) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (1) through (6), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of capital stock or Debt that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

     For purposes of this Section 1005, an "acquisition" of property (including real, personal or intangible property or shares or series of capital stock or
Debt) shall include any transaction
or series of transactions by which the Company or a Subsidiary acquires, directly or indirectly, an interest or an additional interest (to the extent thereof), in such property, including without limitation an acquisition through merger or consolidation with, or an acquisition of an interest in, a Person owning an interest in such property.

SECTION 1006.  Investment Agreement.

     After the date hereof, the Company (1) will observe and perform in all material respects all covenants or agreements of the Company contained in the Investment Agreement, (2) will use its best efforts to cause Nordstrom to observe and perform in all material respects all covenants or agreements of Nordstrom contained in the Investment Agreement, and (3) will not waive compliance under, amend in any material respect or terminate the Investment Agreement; provided, however, that the Investment Agreement may be amended if as a result thereof there is not a downgrading or revocation of any credit rating on Outstanding Securities of any series or any other securities of the Company.

SECTION 1007.  Statement as to Compliance.

     The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers Certificate, stating as to each signer thereof that to the best of his knowledge, the Company is not in default in the fulfillment of any of its obligations under Sections 1001 to 1005 hereof, or specifying each such default known to him and the nature and status thereof.

SECTION 1008.  Waiver of Certain Covenants.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1002 to 1006, inclusive, with respect to the Securities of any series, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series, or with respect to the Securities of all series if the omission is being sought with respect to the Securities of all series, a majority in principal amount of the Outstanding Securities of all series (voting as a single class), shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee with respect to any such covenant or condition shall remain in full force and effect.


                                    ARTICLE ELEVEN
                               REDEMPTION OF SECURITIES

SECTION 1101.  Applicability of Article.

     Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

SECTION 1102.  Election to Redeem; Notice to Trustee.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series with the same (i) Stated Maturity, (ii) period or periods within which, price or prices at which and terms and conditions upon which such Securities may or shall be redeemed or purchased, in whole or in part, at the option of the Company or pursuant to any sinking fund or analogous provision or at the option of the Holder and
(iii) rate or rates or
method or methods of determining the rate or rates at which the Securities bear interest, if any (collectively, the "Equivalent Principal Terms"), the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series and with such Equivalent Principal Terms to be redeemed. In the case of any redemption of Securities (i) prior to the expiration of any restriction on such redemption provided in the terms of such Securities with Equivalent Principal Terms or elsewhere in this Indenture, or (ii) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities with Equivalent Principal Terms, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.  Selection by Trustee of Securities to be Redeemed.

     If less than all the Securities with Equivalent Principal Terms of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities with Equivalent Principal Terms of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities with Equivalent Principal Terms of that series or any integral multiple thereof) of the principal amount of Securities with Equivalent Principal Terms of such series of a denomination larger than the minimum authorized denomination for Securities with Equivalent Principal Terms of that series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1104.  Notice of Redemption.

     Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

     All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price,


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

          (3) if less than all the Outstanding Securities with Equivalent Principal Terms of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

          (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

          (6)  that the redemption is for a sinking fund, if such is the case.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company in which event the Company shall provide the Trustee with the information required by clauses (1) through (6) above.

SECTION 1105.  Deposit of Redemption Price.

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities which are to be redeemed on that date.

SECTION 1106.  Securities Payable on Redemption Date.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate or rates prescribed therefor in the Security.


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

SECTION 1107.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee or an Authenticating Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.


                                    ARTICLE TWELVE
                                    SINKING FUNDS

SECTION 1201.  Applicability of Article.

     The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

     The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

SECTION 1202.  Satisfaction of Sinking Fund Payments with Securities.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed other than through operation of a mandatory sinking fund (or called for redemption and for which the Redemption Price, together with accrued interest, if any, has been deposited pursuant to
Section 1105), either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of such series as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 1203.  Redemption of Securities for Sinking Fund.

     Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities to be so delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 45 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. The Company shall deposit the amount of cash, if any, required for such sinking fund payment in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

     This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.










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

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                             NORDSTROM CREDIT, INC.


                                             /s/ John C. Walgamott
                                             -----------------------------------
[Seal]

Attest:

/s/ Karen E. Purpur
---------------------------

                                             NORWEST BANK COLORADO,
                                               NATIONAL ASSOCIATION, Trustee


                                             /s/ A. Lenore Martinez
                                             -----------------------------------
[Seal]

Attest:

/s/ Cheryl J. Hanson
---------------------------












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


STATE OF COLORADO             )
                              ) ss:
CITY AND COUNTY OF DENVER     )


     The foregoing instrument was acknowledged before me this 23rd day of April, 1997 by John C. Walgamott, as President of NORDSTROM CREDIT, INC., a Colorado corporation.


     Witness my hand and official seal.


                                             /s/ Steven K. Shigaya
                                             ------------------------------
                                             Notary Public for the State of
                                             Colorado



My commission expires:

4/15/2000
----------------------------------



STATE OF COLORADO             )
                              ) ss:
CITY AND COUNTY OF DENVER     )

     The foregoing instrument was acknowledged before me this 22nd day of April, 1997 by A. Lenore Martinez and Cheryl J. Hanson, as Senior Vice President and Vice President, respectively, of Norwest Bank Colorado, National Association, a national banking association.

     Witness my hand and official seal.

                                             /s/ Rebecca Hugueley
                                             -----------------------------------
                                             Notary Public for the State of
                                             Colorado
My commission expires:

October 11, 1997
------------------------------

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